Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 10th day of December 2010.

Signature	Title

/s/ Nicholas DiPaolo	Director

Nicholas DiPaolo

Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13th day of December 2010.

Signature	Title

/s/ Alan D. Feldman	Director

Alan D. Feldman

Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13th day of December 2010.

Signature	Title

/s/ Jarobin Gilbert Jr.	Director

Jarobin Gilbert Jr.

Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13th day of December 2010.

Signature	Title

/s/ Matthew M. McKenna	Director

Matthew M. McKenna

Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 12th day of December 2010.

Signature	Title

/s/ James E. Preston	Director

James E. Preston

Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 12th day of December 2010.

Signature	Title

/s/ David Y. Schwartz	Director

David Y. Schwartz

Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 14th day of December 2010.

Signature	Title

/s/ Cheryl Nido Turpin	Director

Cheryl Nido Turpin

Exhibit 24

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Gary M. Bahler, Ken C. Hicks, and Robert W. McHugh, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the Foot Locker 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 12th day of December 2010.

Signature	Title

/s/ Dona D. Young	Director

Dona D. Young